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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report:  April 11, 2003
(Date of earliest event reported)

Commission File No. 333-101500

                   Banc of America Mortgage Securities, Inc.
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      Delaware                                         36-4514369
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(State of Incorporation)                   (I.R.S. Employer Identification No.)

  201 North Tryon Street, Charlotte, North Carolina                 28255
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Address of principal executive offices                            (Zip Code)


                                 (704) 387-8239
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               Registrant's Telephone Number, including area code

________________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)

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ITEM 5.  Other Events

         Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Banc of America Securities LLC which are hereby filed pursuant to such letter.

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ITEM 7.  Financial Statements and Exhibits

         (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                        Description
-----------                                        -----------
         (99)                                      Collateral Term Sheets
                                                   prepared by Banc of America
                                                   Securities LLC in connection
                                                   with Banc of America Mortgage
                                                   Securities, Inc., Mortgage
                                                   Pass- Through Certificates,
                                                   Series 2003-3

                                      -3-

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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   BANC OF AMERICA MORTGAGE
                                                   SECURITIES, INC.


April 11, 2003

                                                   By:  /s/ Judy Lowman
                                                        ------------------------
                                                        Judy Lowman
                                                        Vice President

                                      -4-

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                               INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.                    Description                        Electronic (E)
-----------                    -----------                        -------------
   (99)                        Collateral Terms Sheets               E
                               prepared by Banc of America
                               Securities LLC in connection
                               with Banc of America Mortgage
                               Securities, Inc., Mortgage Pass-
                               Through Certificates, Series 2003-3

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